Exhibit 10.40

Jeffrey A. Masoner Vice President Partner Solutions Interconnection Services Policy & Planning	Verizon

One Verizon Way
VC32VV - 421
Basking Ridge, NJ 07920

Tel.: 908-559-4610 Fax: 908-766-3495
jeffrey.a.masoner@verizon.com

March 26, 2007

Richard N. Koch
President
RNK Maryland, Inc.
333 Elm Street, Suite 310
Dedham, MA 02026

Re:	Requested Adoption Under Section 252(i) of the Communications Act

Dear Mr. Koch:

Verizon Maryland Inc. (“Verizon”), a Maryland corporation, with principal place of business at 1 East Pratt Street, Baltimore, MD 21202, has received correspondence stating that RNK Maryland, Inc. (“RNK”), a Massachusetts corporation, with principal place of business at 333 Elm Street, Suite 310, Dedham, MA 02026 wishes, pursuant to Section 252(i) of the Communications Act, to adopt the terms of the Interconnection Agreement between Comtel Telcom Assets LP d/b/a Excel Telecommunications (“Comtel”) and Verizon that was approved by the Maryland Public Service Commission (the “Commission”) as an effective agreement in the State of Maryland, as such agreement exists on the date hereof after giving effect to operation of law (the “Terms”). I understand RNK has a copy of the Terms. Please note the following with respect to RNK’s adoption of the Terms.

1.	By RNK’s countersignature on this letter, RNK hereby represents and agrees to the following seven points:

A.

RNK adopts (and agrees to be bound by) the Terms and, in applying the Terms, agrees that RNK shall be substituted in place of Comtel Teicom Assets LP d/b/a Excel Telecommunications and Comtel in the Terms wherever appropriate.

B.

For the avoidance of any doubt, adoption of the Terms does not include adoption of any provision imposing an unbundling obligation on Verizon (i) that no longer applies to Verizon under the Report and Order and Order on Remand (FCC 0336) released by the Federal Communications Commission (“FCC”) on August 21, 2003 in CC Docket Nos. 01-338, 96-98, 98-147 (“Triennial Review Order”), or the Order on Remand in WC Docket No. 04-313 and CC Docket No. 01-338, released by the FCC on February 4, 2005 (the “TRO Remand Order”), or (ii) that is otherwise not required by 47 U.S.C. Section 251(c)(3) or by 47 C.F.R. Part 51. Moreover, Verizon, on February 20, 2004, filed a petition at the Commission to arbitrate amendments to interconnection agreements (including the Terms) with respect to the Triennial Review Order (“TRO Arbitration”). If Comtel is a party to the TRO Arbitration at the time the Commission issues an effective order approving an amendment with respect to the Triennial Review Order in the TRO Arbitration (an “Approved Amendment”): (i) the terms of such Approved Amendment shall be deemed to amend this adoption effective on the effective date of such Commission order, (ii) RNK agrees to be bound by the terms of such Approved Amendment effective on the effective date of such Commission order, and (iii) Verizon and RNK shall execute an amendment to this adoption to memorialize that this adoption is amended by the terms of such Approved Amendment effective on the effective date of such Commission order; provided, however, failure by either party to do so shall not be cited as a basis for contesting the effectiveness of the provisions in subsections (i) and (ii) above.

C.	Notice to RNK and Verizon as may be required or permitted under the Terms shall be provided as follows:

To RNK Maryland, Inc.:

Attention: Douglas Denny-Brown
General Counsel N.P. Regulatory Affairs
333 Elm Street, Suite 310
Dedham, MA 02026
Telephone Number: (781) 613-6100, Ext.: None
Facsimile Number: (781) 297-9836
Internet Address: gcounsel@rnktel.com

To Verizon:

Director-Negotiations Verizon Partner Solutions 600 Hidden Ridge HQEWMNOTICES Irving, TX 75038 Facsimile Number: (972) 719-1519 Internet Address: wmnotices@verizon.com with a copy to:

Vice President and Deputy General Counsel Verizon Partner Solutions 1515 N. Court House Road Suite 500 Arlington, VA 22201 Facsimile: (703) 351-3664

D.

RNK represents and warrants that it is a certified provider of local telecommunications service in the State of Maryland, and that its adoption of the Terms will cover services in the State of Maryland only.

E.

In the event an interconnection agreement between Verizon and RNK is currently in effect in the State of Maryland (the “Original ICA”), this adoption shall be an amendment and restatement of the operating terms and conditions of the Original ICA, and shall replace in their entirety the terms of the Original ICA. This adoption is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction with respect to the Original ICA. Any outstanding payment obligations of the parties that were incurred but not fully performed under the Original ICA shall constitute payment obligations of the parties under this adoption.

F.

Verizon’s standard pricing schedule for interconnection agreements in the State of Maryland (as such schedule may be amended from time to time) (attached as Appendix A hereto) shall apply to RNK’s adoption of the Terms. RNK should note that the aforementioned pricing schedule may contain rates for certain services the terms for which are not included in the Terms or that are otherwise not part of this adoption, and may include phrases or wording not identical to those utilized in the Terms. In an effort to expedite the adoption process, Verizon has not deleted such rates from the pricing schedule or attempted to customize the wording in the pricing schedule to match the Terms. However, the inclusion of such rates in no way obligates Verizon to provide the subject services and in no way waives Verizon’s rights, and the use of different wording or phrasing in the pricing schedule does not alter the obligations and rights set forth in the Terms.

G.

RNK’s adoption of the Terms shall become effective on March 7, 2007. Verizon shall file this adoption letter with the Commission promptly upon receipt of an original of this letter countersigned by RNK as to the points set out in Paragraph One hereof. The term and termination provisions of the Terms shall govern RNK’s adoption of the Terms.

2.

As the Terms are being adopted by RNK pursuant to Section 252(i) of the Act, Verizon does not provide the Terms to you as either a voluntary or negotiated agreement. The filing and performance by Verizon of the Terms does not in any way constitute a waiver by Verizon of any position as to the Terms or a portion thereof, nor does it constitute a waiver by Verizon of all rights and remedies it may have to seek review of the Terms, or to seek review in any way of any provisions included in the Terms as a result of RNK’s adoption of the Terms.

3.

Nothing herein shall be construed as or is intended to be a concession or admission by Verizon that any provision in the Terms complies with the rights and duties imposed by the Act, the decisions of the FCC and the Commission, the decisions of the courts, or other law, and Verizon expressly reserves its full right to assert and pursue claims arising from or related to the Terms.

4.	Verizon reserves the right to deny RNK’s application of the Terms, in whole or in part, at any time:

	A.	when the costs of providing the Terms to RNK are greater than the costs of providing them to Comte!:

	B.	if the provision of the Terms to RNK is not technically feasible; and/or

	C.	to the extent that Verizon otherwise is not required to make the Terms available to RNK under applicable law.

5.

For the avoidance of any doubt, please note that adoption of the Terms will not result in reciprocal compensation payments for Internet traffic. Verizon has always taken the position that reciprocal compensation was not due to be paid for Internet traffic under section 251(b)(5) of the Act. Verizon’s position that reciprocal compensation is not to be paid for Internet traffic was confirmed by the FCC in the Order on Remand and Report and Order adopted on April 18, 2001 (“FCC Internet Order”), which held that Internet traffic constitutes “information access” outside the scope of the reciprocal compensation obligations set forth in section 251(b)(5) of the Act.[1] Accordingly, any compensation to be paid for Internet traffic will be handled pursuant to the terms of the FCC Internet Order, not pursuant to adoption of the Terms.[2] Moreover, in light of the FCC Internet Order, even if the Terms include provisions invoking an intercarrier compensation mechanism for Internet traffic, any reasonable amount of time permitted for adopting such provisions has expired under the FCC’s rules implementing section 252(i) of the Act.[3] In fact, the FCC Internet Order made clear that carriers may not adopt provisions of an existing interconnection agreement to the extent that such provisions provide compensation for Internet traffic.[4]

6.	Should RNK attempt to apply the Terms in a manner that conflicts with Paragraphs Two through Paragraphs Five above, Verizon reserves its rights to seek appropriate legal and/or equitable relief.

7.

In the event that a voluntary or involuntary petition has been or is in the future filed against RNK under bankruptcy or insolvency laws, or any law relating to the relief of debtors, readjustment of indebtedness, debtor reorganization or composition or extension of debt (any such proceeding, an “Insolvency Proceeding”), then: (A) all rights of Verizon under such laws, including, without limitation, all rights of Verizon under 11 U.S.C. § 366, shall be preserved, and RNK’s adoption of the Terms shall in no way impair such rights of Verizon; and (B) all rights of RNK resulting from RNK’s adoption of the Terms shall be subject to and modified by any Stipulations and Orders entered in the Insolvency Proceeding, including, without limitation, any Stipulation or Order providing adequate assurance of payment to Verizon pursuant to 11 U.S.C. § 366.

1 Order on Remand and Report and Order, In the Matters of: Implementation of the Local Competition Provisions in the Telecommunications Act of 1996 and Intercarrier Compensation for ISP-Bound Traffic, CC Docket No. 99-68 (rel. April 27, 2001) (“FCC Remand Order”) p44, remanded, WorldCom, Inc. v. FCC, No. 01-1218 (D.C. Cir. May 3, 2002). Although the D.C. Circuit remanded the FCC Remand Order to permit the FCC to clarify its reasoning, it left the order in place as governing federal law. See WorldCom, Inc. v. FCC, No. 01-1218, slip op. at 5 (D.C. Cir. May 3, 2002).

2 For your convenience, an industry letter distributed by Verizon explaining its plans to implement the FCC Internet Order can be viewed at Verizon’s Customer Support Website at URL www.verizon.com/wise (select Verizon East Customer Support, Business Resources, Customer Documentation, Resources, Industry Letters, CLEC, May 21, 2001 Order on Remand).

3 See, e.g., 47 C.F.R. Section 51.809(c).

4 FCC Internet Order 82.

SIGNATURE PAGE

Please arrange for a duly authorized representative of RNK to sign this letter in the space provided below and return it to Verizon.

Sincerely,

VERIZON MARYLAND INC.

/s/ Jeffrey A. Masoner

Jeffrey A. Masoner
Vice President-Interconnection Services Policy & Planning

Reviewed and countersigned as to points A, B, C, D, E, F and G of Paragraph 1. By execution, RNK does not necessarily assent agreement, and in certain circumstances disagrees with Verizon’s positions, interpretations of law, and/or statements in Paragraphs 2, 3, 4, 5, 6 and 7 and reserves all rights that may be affected by such.

RNK MARYLAND, INC.

/s/ Richard N. Koch

Richard N. Koch President Attachment

APPENDIX A1

(MARYLAND)
V1.14

A. INTERCONNECTION 2

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

I. Reciprocal Compensation Traffic Termination

Reciprocal Compensation Traffic End Office Rate	$.001181/MOU	Not Applicable

Reciprocal Compensation Traffic Tandem Rate	$.002670/MOU	Not Applicable

II. Entrance Facilities and Transport for Interconnection	Per Verizon FCC Interstate Tariff No. 1 for Feature Group D service, as amended from time to time.	Per Verizon FCC Interstate Tariff No. 1 for Feature Group D service, as amended from time to time.

Entrance facilities, and transport, as appropriate, for Interconnection at Verizon End Office, Tandem Office, or other Point of Interconnection	Per intrastate Verizon MD PSC No. 217 access tariff for Feature Group D service, as amended from time to time.	Per intrastate Verizon MD PSC No. 217 access tariff for Feature Group D service, as amended from time to time.

[1] This Appendix may contain rates for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like that Verizon is not required to provide under Section 251 of the Act). Notwithstanding any such rates (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement. Pursuant to MD PSC Order No. 79696 dated December 29, 2004 in Case No. 8879, rates and charges herein are subject to true-up.

          All rates and charges set forth in this Appendix shall apply until such time as they are replaced by new rates and/or charges as the Commission or the FCC may approve or allow to go into effect from time to time, subject however, to any stay or other order issued by any court of competent jurisdiction. In addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the FCC’s Order on Remand, Unbundled Access to Network Elements; Review of the Section 251 Unbundling Obligations of Incumbent Local Exchange Carriers, WC Docket No. 04-313, CC Docket No. 01-338 (FCC rel. Feb. 4, 2005) (the “TRRO”), the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise. In addition, as set forth in Industry Notices, access tariff rates and/or other applicable non-UNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

          Unless a citation is provided to a generally applicable Verizon tariff, all listed rates and services are available only to RNK when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Reciprocal Compensation Traffic and local Ancillary Traffic. Verizon rates and services for use by RNK in the carriage of Toll Traffic shall be subject to Verizon’s tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by Verizon.

[2] All rates and charges specified herein are pertaining to the Interconnection Attachment.

6	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

III. Exchange Access Service

Interstate	Per Verizon Tariff Interstate FCC No. 1 for Feature Group D service, as amended from time to time..

Intrastate	Per intrastate Verizon MD PSC No. 217 access tariff for Feature Group D service, as amended from time to time.

IV. Fiber Meet	To be charged in accordance with the requirements of the Interconnection Attachment.

V. Tandem Transit Traffic Service

Tandem Transit Switching	$.001491/MOU	Not Applicable

Tandem-Switched Transport	$.000136/MOU	Not Applicable

7	Maryland Comprehensive — 09/01/06

B. UNBUNDLED NETWORK ELEMENTS3 4

Service or Element Description	Recurring Charges:	Non-Recurring Charges:

I. Dedicated Transport - Interoffice Facilities

A. Interoffice Facilities (IOF)

EEL Voice Grade/DS-0 (EEL only)	$23.17/Month &	New Initial:
	$.02/Mile/Month	Service Order: $6.70
Installation: $315.00

Additional:
Installation: $21.28
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation - Initial &
Additional: TBD
Manual Surcharge: TBD

10F DS-1	$40.64/Month &	New Initial:
	$.39/Mile/Month	Service Order: $6.70
Installation: $144.10

Additional Installation
$21.28
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation - Initial &
Additional: TBD
Manual Surcharge: TBD

[3] All rates and charges specified herein are pertaining to the Network Elements Attachment. The rates set forth herein are subject to, and shall not have the effect of limiting, footnote 1 above. Verizon does not agree that UNE prices must be based solely on forward-looking costs, and Verizon reserves the right to change its UNE prices to conform to any modification of the FCC’s UNE pricing rules.

[4] For the avoidance of any doubt, in addition to any rates and charges set forth herein, Verizon, effective as of March 11, 2005, may, but shall not be required to, charge (and RNK shall pay) any rates and charges that apply to a CLEC’s embedded base of certain UNEs pursuant to the TRRO, the foregoing being without limitation of other rates and charges that may apply under subsequent FCC orders or otherwise; in addition, as set forth in Industry Notices, access tariff rates and/or other applicable nonUNE rates may apply for certain facilities and arrangements that are no longer available as unbundled network elements or combinations thereof.

8	Maryland Comprehensive — 09/01/06

Service or Element Description Service	Recurring Charges:	Non-Recurring Charges:

IOF DS-3	$385.95/Month &	New Initial:
	$6.97/Mile/Month	Service Order: $6.70
Installation: $204.56

Additional
Installation: $21.28

Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation - Initial &
Additional: TBD

Manual Surcharge: TBD

Multiplexing (Dedicated Transport)
Multiplexing DS-3 to DS-1	$409.27/Mux/Month	New Initial:
Service Order: $6.70
Installation — Initial &
Additional: $366.56

Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation - Initial &
Additional: TBD

Manual Surcharge: TBD

Multiplexing DS-1 to Voice Grade	$275.95/Mux/Month	New Initial:
Service Order: $6.70
Installation: $366.56
Additional:
Installation: $366.56

Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation - Initial &
Additional: TBD

Manual Surcharge: TBD

9	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

II. Unbundled Loops
2 Wire Analog Loops (POTS Loops)	Rate Group:	New Initial:
	Al - $10.13/Month	Service Order: $6.70
	A2[5] - $10.18/Month	Installation no visit: $9.52
	B1 - $21.92/Month	Installation w/visit: $67.72
	B2 - $14.45/Month	Manual Surcharge: TBD

Additional
Installation no visit: $9.52
Installation w/ visit: $29.96

Expedite: New
Initial Service
Order: TBD
Installation: TBD

Additional
Installation: TBD
Two Wire Hotcut		Initial
$35.00 without visit
(Includes service order and
installation)

$93.20 w/visit
(Adds the field dispatch cost of
$58.20, i.e. the difference
between the 2W installation
w/visit $67.72 and 2W installation
w/o visit $9.52)

Additional
$17.32 without visit
(Includes installation and additive
coordinated cutover charge of
$7.80)

$48.36 w/visit
(Includes 2W installation w/visit
$29.96 and additive coordinated
cutover charge with visit of
$18.40)

[5] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

10	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

4 Wire Loops	Rate Group:	New Initial:
	Al - $26.62/Month	Service Order: $6.70
	A2[6] - $27.27/Month	Installation w/o visit: $40.27
	B1 - $50.22/Month	Installation w/visit: $117.21
B2 - $35.35/Month

Additional:
Installation w/o visit: $23.53
Installation w/visit: $62.28

4 Wire HotCut		Initial
$54.77 without visit
(Includes Service Order: $6.70,
Installation: $40.27 and additive
coordinated cutover charge:
$7.80)

$142.31 w/visit

(Includes service order $6.70,
Installation w/visit $117.21 and
additive coordinated cutover
charge with visit: $18.40)

Additional
$31.33 without visit
(Includes installation: $23.53 and
additive coordinated cutover:
$7.80)

$80.68 w/visit

(Includes installation w/visit:
$62.28 and additive coordinated
cutover charge w/visit: $18.40)

[6] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

11	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

IDLC to Copper HotCut		Initial
(2W Analog Loops)		$35.00 without visit
(Includes service order and
installation)
$93.20 w/visit
(Adds the field dispatch cost of
$58.20, i.e. the difference
between the 2W installation
w/visit $67.72 and 2W installation
w/o visit $9.52)

Additional
$17.32 without visit
(Includes 2W installation without
visit and additive coordinated
cutover charge of $7.80 with visit)

$48.36 w/visit

(Includes 2W installation w/visit
$29.96 and additive coordinated
cutover charge with visit of
$18.40)

ISDN BRI Loops	Rate Group	New Initial
	Al -$12.38/Month	Service Order: $9.01
	A2[7]-$12.62/Month	Installation w/o visit: $17.73
	B1-$24.20/Month	Installations w/visit: $75.92
B2-$16.73/Month
Additional
Installation w/o visit: $17.73
Installation w/visit: $38.16
Manual Surcharge TBD

Expedite:
Service Order TBD
Installation: TBD
Manual Surcharge TBD

Additional
Service Order: $0.00
Installation: TBD

[7] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

12	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:,

ISDN PRI Loops	Rate Group	New Initial:
	Al -$80.62/Month	Service Order: TBD
	A2[8]-$82.02/Month	Installation w/o visit: TBD
	B1-$105.97/Month	Installation w/visit: TBD
	B2-$95.01/Month	Manual Surcharge: TBD

Additional

Installation w/o visit: TBD
Installation w/visit: TBD

Expedite:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Additional

Installation: TBD

DS-1 Loops	Rate Groups:	New Initial
	Al -$80.62/Month	Service Order: $6.70
	A2[9]-$82.02/Month	Installation w/o visit: $40.27
	B1-$105.97/Month	Installation w/ visit: $117.21
	B2-$95.01/Month	Manual Surcharge: TBD

Additional

Installation w/o visit: $23.53
Installation w/ visit: $79.45
Manual Surcharge: TBD

Expedite:
New Initial::
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD
Additional
Installation: TBD

[8] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[9] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

13	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

DS-3	Rate Groups:	New Initial:
	Al -$917.32/Month	Service Order: $52.62
	A2[10]-$917.32/Month	Installation w/o visit: $175.69
	B1-$917.32/Month	Installation w visit: $318.76
B2-$917.32/Month
Manual Surcharge: TBD

Additional:

Installation w/o visit: $175.69
Installation w/ visit: $282.75

Expedite:
New Initial
Service Order: $78.45
Installation w/o visit: $252.07
Installation w/ visit: $445.00
(includes installation of $252.07
plus field dispatch $192.93)

Additional

Installation w/o visit: $252.07
Installation w/ visit: $362.20
(includes installation of $252.07
plus field dispatch $110.13)

Digital Four-Wire (56-KD)	Rate Groups:	New Initial:
	Al -$28.72/Month	Service Order: $7.69
	A2[11]-$29.46/Month	Installation w/o visit: $28.60
	B1$53.87/Month	Installation w visit: $154.33
B2-$38.03/Month
Additional
Installation w/o visit: $23.53
Installation w/visit: $62.28

Manual surcharge $14.98

Expedite:

Service Order: $11.47
Installation w/o visit: $41.60
Installation w/visit: $160.65

Additional

Installation w/o visit: $33.67
Installation w/ visit: $54.57

Manual surcharge $22.34

[10] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[11] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

14	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Customer Specified Signaling - 2-Wire	Rate Group:	New Initial:
	Al - $10.13/Month	Service Order: $6.70
	A2[12] - $10.18/Month	Installation w/o visit: $41.23
	B1 - $21.92/Month	Installation w/ visit: $117.21
	B2 - $14.45/Month	Additional:
Installation w/o visit: $22.73
Installation w/ visit: $79.45

Manual Surcharge: TBD

Expedite:
Initial
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD
Additional:
Installation: TBD

Customer Specified Signaling - 4-Wire	Rate Group:	New Initial:
	Al - $26.62/Month	Service Order: $6.70
	A2[13] - $27.27/Month	Installation w/o visit: $46.68
	B1 - $50.22/Month	Installation w/ visit: $117.21
B2 - $35.35/Month
Additional:
Installation w/o visit: $32.06
Installation w/ visit: $79.45
Manual Surcharge: TBD

Expedite:
Initial:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Additional:

Installation: TBD

[12] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[13] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

15	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

2 Wire ADSL Compatible Loops	Rate Group:	New Initial:
2 Wire SDSL Compatible Loops	Al - $10.13/Month	Service Order: $6.70
2 Wire IDSL Compatible Loops	A2[14] - $10.18/Month	Installation w/o visit: $9.52
	B1 - $21.92/Month	Installation w/ visit: $67.72
B2 - $14.45/Month
Additional
Installation w/o visit: $9.52
Installation w/ visit: $29.96
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation TBD
Manual Surcharge: TBD

Additional
Installation: TBD

2 Wire HDSL compatible Loops	Rate Groups:	New Initial:
	Al -$26.62/Month	Service Order: $6.70
	A2[15]-$27.27/Month	Installation w/o visit: $9.52
	B1-$50.22/Month	Installation w/ visit: $67.72
B2-$35.35/Month
Additional
Installation w/o visit: $9.52
Installation w/ visit: $29.96
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Additional
Installation: TBD

[14] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[15] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

16	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

4 Wire HDSL compatible Loops	Rate Groups:	New Initial:
	A1 -$26.62/Month	Service Order: $6.70
	A2[16]-$27.27/Month	Installation w/o visit: $39.73
	B1-$50.22/Month	Installation w/ visit: $117.21
B2-$35.35/Month
Additional:
Installation w/o visit: $16.51
Installation w/ visit: $55.26 Manual
Surcharge: TBD

Expedite:
Initial:

Service Order: TBD
Installation: TBD

Manual Surcharge: TBD

Additional
Installation: TBD

Field Installation Time and Material		Service Order: $1.20
Premise Visit: $25.18
Labor Charge: $10.61 Quarter
hour, after First Quarter. Hour

Standard Digital Loops
All:
$.45/ Mechanized Loop
Qualification per Provisioned
Loop

Add Electronics — Standard-
$929.08

Add Electronics — Expedite -
$956.27

Cooperative Testing-TBD[17]

2 Wire ADSL compatible Loops (up to 12,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

2 Wire ADSL compatible Loops (up to 18,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

[16] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[17] Pursuant to PSC letter dated 12/18/03 in Case No.8879, the cooperative testing charge is to be applied to only line-shared loops.

17	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	LNon- Recurring Charges:

2 Wire HDSL compatible Loops (up to 12,000 feet)	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

4 Wire HDSL compatible Loops (up to 12,000 feet)	See rates for 4 Wire HDSL Loops as set forth above

2 Wire SDSL compatible Loops	See rates for 2 Wire SDSL Loops as set forth above

2 Wire IDSL compatible Loops (up to 18,000 feet)	See rates for 2 Wire IDSL Loops as set forth above

Line and Station Transfer		Service Order: $0.00
Line Station Transfer: $147.75
Manual Surcharge: TBD

Expedite:
Service Order: $0.00
Line Station Transfer: TBD
Manual Surcharge: TBD

Digital Designed Loops		Bridge Tap Removal Charges not
applicable on loops over 2,500
feet

Load Coil Removal Charges not
applicable on loops less than
18,000 feet

2 Wire ADSL compatible Loop (up to 12,000	See rates for 2 Wire ADSL Loops as set forth above
feet) with Bridged Tap Removal
Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of one Bridged Tap per
Request: $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of Multiple Bridged Taps
per Loop per Request: $435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60

18	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Engineering Query—Standard and
Expedite $0.00

Engineering Work Order Charge
— Standard and Expedite: $80.89

2 Wire ADSL compatible Loop (up to 18,000	See rates for 2 Wire ADSL Loops as set forth above
feet) with Bridged Tap Removal

Bridged Tap Removal —
Applicable only on loops (less
than 2500 feet)
Removal of one Bridged Tap per
Request: $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of Multiple Bridged Taps
per Loop per Request $435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60
Engineering Query— Standard and
Expedite: $0.00

Engineering Work Order Charge—
Standard and Expedite: $80.89

2 Wire Digital Designed Metallic Loop (up to 30,000 Feet) Non-loaded with Bridged Tap options	See rates for 2 Wire ADSL and 2 Wire HDSL Loops as set forth above

Required Removal of Load Coils
(up to 21,000 feet) $0.00

Required Removal of Load Coils
(up to 27,000 feet): $0.00

19	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of one Bridged Tap per
Request: $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56
Bridged Tap Removal — (Less
than 2500 feet)
Removal of Multiple Bridged Taps
per Loop per Request:
$435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60
Engineering Query— Standard and Expedite:
$0.00

Engineering Work Order Charge—
Standard and Expedite: $80.89

2 Wire Digital Designed Metallic Loop with	See rates for 2 Wire ISDN Loops as set forth above
ISDN Loop Extension Electronics

Required Removal of Load Coils
(up to 21,000 feet)$0.00

Required Removal of Load Coils
(up to 27,000 feet)$0.00

Electronics (Repeater): $929.08

Expedite:
Electronics (Repeater): $956.27

Engineering Query—Standard and
Expedite $0.00

Engineering Work Order Charge—
Standard and Expedite $80.89

2 Wire HDSL compatible Loops (up to 12,000	See rates for 2 Wire HDSL	Loops as set forth above
feet) with Bridged Tap Removal

20	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:,

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of one Bridged Tap per
Request: $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56
Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of Multiple Bridged Taps
per Loop per Request: $435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60
Engineering Query— Standard and
Expedite $0.00

Engineering Work Order Charge—
Standard and Expedite $80.89

4 Wire HDSL compatible Loops (up to 12,000	See rates for 4 Wire HDSL	Loops as set forth above
feet) with Bridged Tap Removal

Bridged Tap Removal — Removal
of one Bridged Tap per Request
(Applicable only on loops less
than 2500 feet): $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56
Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of Multiple Bridged Taps
per Loop per Request: $435.13
Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60
Engineering Query— Standard and Expedite $0.00

Engineering Work Order Charge—
Standard and Expedite $80.89

21	Maryland Comprehensive – 09/01/06

Service or Element Description:	Recurring Charges:	I Non-Recurring Charges:

2 Wire SDSL compatible Loops with Bridged Tap Removal	See rates for 2 Wire SDSL Loops as set forth above

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)
Removal of one Bridged Tap per
Request: $179.99

Expedite:
Removal of one Bridged Tap per
Request: $253.56
Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)

Removal of Multiple Bridged Taps
per Loop per Request: $435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60
Engineering Query— Standard and
Expedite $0.00

Engineering Work Order Charge—
Standard and Expedite: $80.89

2 Wire IDSL compatible Loops (up to 18,000	See rates for 2 Wire IDSL Loops as set forth above
feet) with Bridged Tap Removal

Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)

Removal of one Bridged Tap per
Request: $179.99
Expedite:
Removal of one Bridged Tap per
Request: $253.56
Bridged Tap Removal —
(Applicable only on loops less
than 2500 feet)

Removal of Multiple Bridged Taps
per Loop per Request: $435.13

Expedite:
Removal of Multiple Bridged Taps
per Loop per Request: $613.60

22	Maryland Comprehensive – 09/01/06

Service or Element Description:		Recurring Charges:	Non-Recurring Charges:

Engineering Query— Standard and Expedite $0.00

Engineering Work Order Charge—Standard and Expedite $80.89

III. Line Splitting (also referred to as “Loop Sharing” [18]

A.	Unbundled Local Loops

As Applicable per this Appendix A for UNE Local 2-Wire Digital (DSL qualified) Loops Monthly Recurring Charges and Non- Recurring Charges as amended from time to time. Includes, without limitation, Recurring 2-Wire Digital (DSL qualified) Loop Charges, Service Order Charge (per order), Service Connection Charge* (per loop), Service Connection-Other Charge* (per loop), and Provisioning charges. Also includes, without limitation, if applicable, Field Dispatch, TC Not Ready, Loop Qualification, Engineering Query, Engineering Work Order, Trouble Dispatch, Misdirects, Dispatch In, Out, and Dispatch Expedites, Installation Dispatch, Manual Intervention, Expedited, Digital Designed Recurring and Non-Recurring Charges

B.	Other Charges	i. Regrade	$ NRC TBD’

ii.*Service Connection
*Service Connection/Other
A second Service Connection NRC and Service Connection/ Other NRC applies on New Loop Sharing Arrangements involving the connection of both voice and data connections.

		iii. Disconnect	A disconnect NRC applies, as applicable, on total Loop Sharing disconnects.

iv. Line and Station Transfers/Pair Swaps An LST/Pair Swap NRC
applies, as applicable, on LST activity performed on New Loop Sharing Arrangements.

C. Collocation Rates		As Applicable per Verizon amended from time to time.	MD PSC No. 218 Tariff, as
Collocation Rates (including, without limitation, Splitter Connection and Installation Rates)

[18] This Pricing Attachment incorporates by reference the rates set forth in the Agreement for the services and charges referenced herein. In the event this Pricing Attachment refers to a service that is not available under the Agreement, the Agreement shall control. Nothing in this Appendix A shall be deemed to require Verizon to provide a service that the Agreement does not require Verizon to provide.

23	Maryland Comprehensive — 09/01/06

Service or Element Description:		Recurring Charges:	Non-Recurring Charges:

D.	Line Splitting[19]*	Per applicable rates	Per applicable rates
		including, but not limited	including, but not limited to,
		to, rates for Collocation, Loops	rates for Collocation, Loops

E.	Shared Collocation Rate Elements
for Splitter Arrangements [20]

	Application Fee	Not Applicable	Option A
As Applicable Per Verizon
MD PSC No. 218 as
amended from time to time.

Option C
As Applicable Per Verizon
MD PSC No. 218 as
amended from time to time.

	Engineering &	Not Applicable	Option A
	Implementation/Administration Fee		As Applicable Per Verizon
MD PSC No. 218 as
amended from time to time.

Option C
As Applicable Per Verizon
MD PSC No. 218 as
amended from time to time.

	Collocation Cross-Connect per 100 VG	Two 100 pair increment	Two 100 pair increment
		charges apply per 100	charges apply per 100 Line
		Line Splitting lines	Splitting lines

		Option A	Option A
		As Applicable Per Verizon	As Applicable Per Verizon
		MD PSC No. 218 as	MD PSC No. 218 as
		amended from time to	amended from time to time.
time.
Option C
		Option C	As Applicable Per Verizon
		As Applicable Per Verizon	MD PSC No. 218 as
		MD PSC No. 218 as	amended from time to time.
amended from time to
time.

[19] Option A: A RNK-provided splitter shall be provided, installed and maintained by RNK in its own Collocation arrangement. Rearrangements are the responsibility of RNK. Verizon dial tone is routed through the splitter in the RNK Collocation area.

     Option C: Verizon will install, inventory and maintain RNK-provided splitter in Verizon space within the Serving Central Office of the lines being provided. Verizon will have control of the splitter and will direct any required activity.

Both Option A and Option C assume there is an existing RNK Collocation arrangement.

20 NOTE: Other applicable Collocation rates apply, as required.

24	Maryland Comprehensive — 09/01/06

Service or Element Description:		Recurring Charges:	Non-Recurring Charges:

	SPOT Bay Frame & Terminations per 100 VG	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE	Two 100 pair increment charges apply per 100 Line Splitting lines for Physical/SCOPE/CCOE

		Option A	Option A
		As Applicable Per Verizon MD PSC No. 218 as amended from time to time.	As Applicable Per Verizon MD PSC No. 218 as amended from time to time.

		Option C	Option C
		Not Applicable	Not Applicable

F.	Unique Collocation Splitter Arrangement Rate Elements[21]

	Splitter Installation per shelf	Not Applicable	Option A
Not Applicable (unless Verizon installs)

Option C (when Verizon Installs)
$937.72 per shelf

	Option A Administration and Support of Splitter per shelf[22]	Option A $0.00	Not Applicable

Option C Not Applicable

	Option C Administration and Support of Splitter per shelf	Option A Not Applicable	Not Applicable

Option C $22.99

	Splitter Equipment and Support per shelf	Option A Not Applicable	Not Applicable

Option C $3.58
G.	Individual Line Rate Elements

[21] The “per shelf” references refer to increments of 100 splitter ports (equivalent to 200 Voice Grade pair terminations).

[22] The rate for Splitter Equipment assumes that each relay rack contains 14 splitter shelves, the rate applies only to the shelves that CLEC actually uses in a given relay rack.

25	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Line Splitting		Initial
Service Order: $0.00
Installation w/o visit: $28.34
(Includes CO wiring and provisioning)
Installation w/visit: $138.42

Manual Surcharge: $14.96

Additional
Installation w/o visit: $14.05
Includes CO wiring and provisioning)
Installation w/visit: $51.45
(Includes CO wiring,
provisioning and dispatch)
Wideband Test Access	$1.73 (optional)
Mechanized Loop Qualification		See rates for Digital Designed loops

Manual Loop Qualification		See rates for Digital Designed loops

Conditioning		See rates for Digital Designed loops

OSS charge[23]	$0.59/line
Engineering Query		$0.00
Engineering Work Order		See rates for Digital Designed loops

[23] In accordance with PSC Order No. 78552 in Case No.8879 dated June 30,2003, this rate sunsets 5 years from the date of the Order or June 30,2008.

26	Maryland Comprehensive — 09/01/06

IV. Intrastate Collocation	As Applicable Per Verizon MD PSC-MD-No. 218 as amended from time to time.

VII.	Expanded Extended Loop (EEL) Rates

The applicable rates for EEL Combinations are equal to the recurring and nonrecurring rates for the individual unbundled loops, unbundled dedicated transport, and multiplexing that comprise the EEL arrangement. In addition, a monthly recurring EEL test charge applies per EEL loop.

	Monthly Recurring	Non-Recurring Normal	Non-Recurring Expedite

EEL Test Charges

2-Wire Analog Loop — per loop	$0.47/Loop
2-Wire Digital Loop — per loop	$0.59/Loop
4-Wire Analog Loop — per loop	$1.27/Loop
DS1 Test Charge- per loop	$3.77/Loop

4-Wire DSO 56/64 Kbps Loop Test Charge — per loop	$1.39/Loop

EEL 10F
Voice Grade Fixed includes both ends	$23.17
Voice Grade per Mile	$0.02

27	Maryland Comprehensive — 09/01/06

VI. Dark Fiber	Rates

	Monthly Recurring	Non-Recurring

Dark Fiber - Records Review		$266.23/Inquiry

Dark Fiber — IOF
Verizon C.O. to Verizon C.O.

Service Order		$52.62/Service Order

Serving Wire Center (“SWC”)	$7.11	$37.59
Charge/SWC/Pair
IOF Mileage/Pair/Mile	$72.87
IOF Mileage Installation Charge/Pair		$189.63
Expedited Handling Charge		$128.85

Dark Fiber — Loop
Service Order		$52.62/Service Order
SWC Charge/SWC/Pair	$7.11	$34.00
Loop Charge/Pair:
Rate Group Al,	$102.79	$578.35
Rate Group A2[24]	$105.55	$578.35
Rate Group B1	$172.17	$578.35
Rate Group B2	$151.59	$578.35
Expedited Handling Charge		$259.89
TC Not Ready	SEE MAINTENANCE
	CHARGES —ALL LOOP	$71.33/loop
	(Section XIV)
TC Not Ready- EXPEDITED	“	$98.16/loop

Time and Materials Charges
Network Transport Engineering (“NTE”)
Planning/Hour	$44.56
NTE Design/Hour		$44.56
NTE Technician/Hour		$34.54
CO Technician/Hour		$32.74

[24] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

28	Maryland Comprehensive — 09/01/06

Service Element or Description	Recurring Charges	Non-Recurring Charges

VII. Sub-loop @FDI
Distribution Subloop Two Wire	Rate Group	New Initial:
	Al-$4.24/Month	Service Order: $7.69
	A2[25]-$4.67/Month	Installation $88.36
	B1-$14.24/Month	Manual Surcharge: TBD
B2-$8.36/Month
Expedite:
Service Order $11.47
Installation: $124.48
Manual Surcharge TBD

New Additional:
Service Order: $0.00
Installation: $32.01
Manual Surcharge: N/A

Expedite:
Service Order: $0.00
Installation: $45.11
Manual Surcharge: N/A

Distribution Subloop Two Wire — Loop Through	Rate Group	New Initial:
	Al -$4.24/Month	Service Order: $7.69
	A2[26]-$4.67/Month	Installation $202.11
	B1-$14.24/Month	Manual Surcharge: TBD
B2-$8.36/Month
Expedite:
Service Order $11.47
Installation: $292.74
Manual Surcharge: TBD

New Additional:
Service Order: $0.00
Installation: $121.05
Manual Surcharge: N/A

Expedite:
Service Order: $0.00
Installation: $176.55
Manual Surcharge: N/A

[25] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[26] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

29	Maryland Comprehensive — 09/01/06

Service Element or Description	Recurring Charges	Non-Recurring Charges

Distribution Subloop Four Wire	Rate Group	New Initial:
	Al -$8.26/Month	Service Order: $7.69
	A2[27]-$9.12/Month	Installation $105.78
	B1-$28.26/Month	Manual Surcharge: TBD
B2-$16.50/Month
Expedite:
Service Order $11.47
Installation: $149.19
Manual Surcharge: TBD

New Additional:
Service Order: $0.00
Installation: $55.30
IManual Surcharge: N/A

(Expedite:
Service Order: $0.00
Installation: $78.09
Manual Surcharge: N/A

Distribution Subloop Four Wire — Loop Through	Rate Group	New Initial:
	Al -$8.26/Month	Service Order: $7.69
	A2[28]-$9.12/Month	IInstallation $204.94
	B1-$28.26/Month	Manual Surcharge: TBD
B2-$16.50/Month
Expedite:
Service Order $11.47
installation: $296.77
Manual Surcharge: TBD

New Additional:
Service Order: $0.00
Installation: $133.64
Manual Surcharge: N/A

Expedite:
Service Order: $0.00
Installation: $195.34
Manual Surcharge: N/A

[27] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

[28] Rate Group A2 is modified to include the Hagerstown, Cumberland, and Salisbury exchanges.

30	Maryland Comprehensive — 09/01/06

Service or Element Description	Recurring Charges:	Non-Recurring Charges: i

VIII. Operations Support System	$0.1457 (applies to resold
A. OSS Charges, per month / per line	lines and unbundled loops)

B. Billing
i. Daily Usage File
a. Existing Message Recording (Processed Records)	$.00001/Message	Not Applicable
b. Delivery of DUF
Data Tape (Tape Cartridge)	$13.76/Tape	$63.27/ Programming Hour
Network Data Mover (Transmitted Records)	$.000132/Message	Not Applicable
CMDS	$.00001/Message	$63.27/Programming Hour

ii. DUF Transport
9.6 kb Communications Port	$23.86/Month
56 kb Communications Port	$139.19/Month
256 kb Communications Port	$636.32/Month
T1 Communications Port	$3,837.82/Month
iii. DUF Transport (Maintenance)
9.6 kb Communications Port	$.52/Month
56 kb Communications Port	$3.05/Month
256 kb Communications Port	$13.93/Month
T1 Communications Port	$84.02/Month
Data Transmissions (CMDS and Tape)		TBD
Line Installation		$63.27 / Programming Hour
Port Set-up		$10.16 / Port
Network Control Programming Coding		$63.27 / Programming Hour

31	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

IX. Network Interface Device
2 Wire Standalone	$.98/mo	Normal
$7.69/Service Order
$51.16/Installation
$14.98/Manual Surcharge

Expedite:
$11.47/Service Order
$68.99/Installation
$22.34/Manual Surcharge

4 Wire Standalone	$1.06/mo	Normal
$7.69/Service Order
$51.16/Installation
$14.98/Manual Surcharge

Expedite:
$11.47/Service Order
$68.99/Installation
$22.34/Manual Surcharge

Standalone DS1 NID	$5.88/Month	Normal
$7.69/Service Order
$51.16/Installation
$14.98/Manual Surcharge

Expedite:
$11.47/Service Order
$68.99/Installation
$22.34/Manual Surcharge

NID to NID Connection (per NID)	$.98	Normal
2-wire		Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

NID to NID Connection (per NID)	$1.06	Normal
4-wire		Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

32	Maryland Comprehensive — 09/01/06

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

UNE Shared NID (per line)	$.30	Normal
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

Expedite:
Service Order: TBD
Installation: TBD
Manual Surcharge: TBD

X. Miscellaneous Maintenance Charges
Misdirect — In		$40.37/Loop
Misdirect — In - Expedite		$58.57/Loop
Misdirect - Out		$118.59/Loop
Misdirect — Out - Expedite		$162.83/Loop
TC Not Ready		$71.33/Loop
TC Not Ready - Expedite		$98.16/Loop
Query Back		TBD

33	Maryland Comprehensive — 09/01/06

XI. Routine Network Modifications[29]
Clear Defective Pair (Where feasible)	N/A	$238.97
Reassignment of Non-Working Cable Pair	N/A	$238.97
Binder Group Rearrangement	N/A	$468.64
Repeater — Installation	N/A	$1,486.60
Apparatus Case — Installation	N/A	$2,953.23
Range Extenders — DSO Installation	N/A	TBD
Range Extenders — DS1 Installation	N/A	$790.07
Channel Unit to Universal/Cotted DLC System (existing)	N/A	$150.65
Serving Terminal — Installation/Upgrade	N/A	Time and Material
Activate Dead Copper Pair	N/A	$149.10
Multiplexer — 1/0 - Installation	N/A	$12,191.76
Multiplexer —1/0 — Reconfiguration	N/A	$150.65
Multiplexer — 3/1 - Installation	N/A	$26,903.56
Multiplexer — 3/1 — Reconfiguration	N/A	$338.23
Multiplexer — Other — Installation	N/A	Time and Material
Move Drop	N/A	$96.67
Cross-Connection — Existing Fiber Facility	N/A	$306.90
Line Card — Installation	N/A	$294.98
Copper Rearrangement	N/A	$427.18
Central Office Terminal — Installation	N/A	$34,743.62
IDLC Only Condition	N/A	$36,283.03
Other Required Modifications	N/A	Time and Material
No Facilities - Confirmation	N/A	N/A

OTHER
Commingled Arrangements — per circuit NRC	N/A	$50.00
Conversion — Service Order	N/A	$19.33
Conversion - Installation per circuit	N/A	$6.12
Circuit Retag — per circuit	N/A	$52.73
	N/A
Dark Fiber— Dark Fiber Routine Network Modifications	N/A	Time and Material

[29] This Appendix may contain rates and charges for (and/or reference) services, facilities, arrangements and the like that Verizon does not have an obligation to provide under the Agreement (e.g., services, facilities, arrangements and the like for which an unbundling requirement does not exist under 47 U.S.C. Section 251(c)(3)). Notwithstanding any such rates and/or charges (and/or references) and, for the avoidance of any doubt, nothing in this Appendix shall be deemed to require Verizon to provide a service, facility, arrangement or the like that the Agreement does not require Verizon to provide, or to provide a service, facility, arrangement or the like upon rates, terms or conditions other than those that may be required by the Agreement.

34	Maryland Comprehensive — 09/01/06

C. RESALE[30]
Wholesale Discount for Resale of Retail Telecommunications Services[31]
Resale of retail telecommunications services as per Commission Order in case 8731, dated November 8, 1996. Assumes CLEC will provide own operator and directory assistance services.	19.87%

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

C. 911/E911
Transport	Per section A above
Data Entry and Maintenance	No Charge

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

D. Time and Materials
Field Installation Time and Material (service work on unbundled loops outside of the Central Office)		$1.20/Service Order $25.18/Premises Visit $10.61 Labor Charge/ Quarter Hour After First Quarter Hour

Special Construction	As applicable per Verizon MD PSC Tariff 203 as amended from time to time

$1.20/Service Order
$25.18/Premises Visit
$10.33 Labor Charge/
Quarter Hour After First
Quarter Hour

E. Directory Listings
& Books
Primary Listings	$.29/Month/primary listing or a $5.00 one time charge/primary listing, at RNK’s option

Additional Tariffed	Per applicable Tariff (including, but not limited to, Verizon-MD Tariff PSC-MD-No.
Listing Services	203 sec. 4 as amended from time to time. Retail rates less wholesale discount
Books & delivery
(annual home area
directories only)

[30] All rates and charges specified herein are pertaining to the Resale Attachment.

[31] Excludes telecommunications services designed primarily for wholesale, such as switched and special exchange access service, and, subject to the Resale Attachment, the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and Verizon in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to Verizon for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to Verizon.

35	Maryland Comprehensive — 09/01/06